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                                                                    EXHIBIT 10.8


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT is made as of this 20th day of June 1996, by and between Essex Property Trust, Inc., a Maryland corporation (the "Company"), and Tiger/Westbrook Real Estate Fund, L.P., a Delaware limited partnership, and Tiger/Westbrook Real Estate Co-Investment Partnership, L.P., a Delaware limited partnership (collectively, and including any nominee or nominees in whose name securities may be held, the "Investor").

                                    RECITALS

         WHEREAS, the Company and the Investor are parties to a Stock Purchase Agreement, as amended on the date hereof (as amended, the "Stock Purchase Agreement") of even date herewith relating to the purchase by Investor of certain shares of the Company's 8.75% Convertible Preferred Stock, Series 1996A;

         WHEREAS, in order to induce the Investor to invest funds in the Company pursuant to the Stock Purchase Agreement and to induce the Company to enter into the Stock Purchase Agreement, the Investor and the Company hereby agree that this Agreement shall govern the rights of the Investor to cause the Company to register shares of Preferred Stock and Common Stock issuable to the Investor upon conversion of the Preferred Stock or otherwise as provided herein;

         WHEREAS, the Company has entered into an amendment, of even date herewith, a copy of which is attached hereto as Exhibit A-1, to that certain Investor Rights Agreement dated as of June 13, 1994 (as amended, the "Existing Investor Rights Agreement", a copy of which is attached hereto as Exhibit A-2), between the Company and the investors party thereto (collectively, the "Existing Rights Holders"), whereby the Existing Rights Holders have agreed their rights thereunder shall be subordinated to the rights of the Investor hereunder;

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1.        Definition.  As used in this Agreement, the following:

                  1.1 The term "Common Stock" shall mean the Common Stock of the Company, par value $.0001 per share.

                  1.2 The term "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.3 The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  1.4       The term "NYSE" shall mean the New York Stock
Exchange.

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                  1.5       The terms "register," "registered," and
"registration: refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  1.6 The term "Registrable Securities" means (i) the Preferred Stock, (ii) Common Stock issuable or issued upon conversion of the Preferred Stock and (iii) any Common Stock of the Company issued as a dividend or distribution or issuable upon the conversion or exercise of any warrant, right or other security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock or Common Stock; provided, however, that shares of Preferred Stock or such Common Stock or other securities shall not be treated as Registrable Securities (A) if such securities are sold by an entity or person in a transaction in which the registration rights are not assigned, (B) if a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (C) if such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction pursuant to an effective registration statement or pursuant to Rule 144 ("Rule 144") under the Securities Act, or (D) if on the date of the proposed sale, in the opinion of counsel to the Company such securities may be sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all other restrictions and legends with respect thereto are removed upon the consummation of such sale.

                  1.7 The term "Preferred Stock" shall mean the 8.75% Convertible Preferred Stock, Series 1996A of the Company, par value $.0001 per share.

                  1.8 The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        2.        Requested Registration

                  2.1 Requested Registration. As to all but not less than all of the Preferred Stock purchased by the Investor, at any time after the Investor has completed its purchase of Preferred Stock under the Stock Purchase Agreement, and with respect to shares of Common Stock that are Registrable Securities under this Agreement only after the eight-month anniversary of the date of this Agreement, and from time to time thereafter, if the Company shall receive from the Investor on behalf of the Investor and the other holders of Registrable Securities a written request for the Company to effect any registration, qualification or compliance with respect to Registrable Securities with respect to, if a requested registration of Preferred Stock (and underlying Common Stock if necessary to permit the Preferred Stock to be registered in accordance within the rules and regulations of the Commission), all of the Preferred Stock then held by Investor and all other holders of Preferred Stock (but at least $7,000,000 in expected aggregate offering price (as determined based on the number of shares of Common Stock into which such Preferred Stock is convertible and the highest closing price of the Common Stock on a public exchange within five business days of such written request) to the public, net of underwriters' discounts and commissions), and, if a requested registration of Common Stock, no



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less than 25% of the Registrable Securities (but at least $7,000,000 in expected aggregate offering price (as determined based on the highest closing price of the Common Stock on a public exchange within five business days of such written request) to the public, net of underwriters' discounts and commissions) then held by the Investor, the Company will use its best efforts to effect all such registrations, qualifications and compliances within 120 days of such request (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of such Investor's Registrable Securities as are specified in such request; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

                           (a) other than with respect to Registrable
Securities;

                           (b) in an particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (c) if the Company has already effected one
registration for the Investor pursuant to this Section during the immediately preceding twelve-month period; or

                           (d) if at the time of the request to register
Registrable Securities the Company gives notice within 30 days of such request that it is engaged, or has fixed plans to engage within 60 days of the time of the request, in a registered public offering as to which the Investor may include Registrable Securities pursuant to Section 5 and provided that the Company may not exercise this right more than once in any twelve-month period.

                  2.2 Underwriting. If the Investor intends to distribute the Registrable Securities covered by its request by means of an underwritten public offering, it shall so advise the Company and the Investor shall designate the underwriter to be considered as the lead underwriter to be employed in connection therewith subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall (together with the Investor if legally required) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.2, if the underwriter (in an underwritten offering in which such securities are to be distributed by or through one or more underwriters of recognized standing under underwriting terms customary for such transactions) advises the Company and the Investor in writing that, in its belief the amount of securities requested to be included in such registration or offering exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (but not including adjustments to the price per share of such securities to be sold, which shall remain in the sole discretion of the Investor) the number of Registrable Securities of the Investor to be included in the registration and underwriting shall be reduced as such underwriter, the Investor and the Company may agree. If the Investor disapproves of the terms of any such underwriting, the Investor may elect to withdraw therefrom



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by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

                  If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited, and, in the reasonable belief of such underwriter, if the per share sales price for the Registrable Securities will not thereby be materially and adversely affected.

        3.       Shelf Registration.

                 3.1 Shelf Registration; Obligation to File and Maintain. As to all but not less than all of the Preferred Stock purchased by the Investor, at any time after the Investor has completed its purchase of Preferred Stock under the Stock Purchase Agreement, and, with respect to any shares of the Common Stock that are Registrable Securities under this Agreement only at any time after the eight-month anniversary of the date of this Agreement, and from time to time thereafter, promptly upon the written request of the Investor, the Company will use its best efforts to file with the Commission a registration statement or statements under the Securities Act for the offering on a continuous or delayed basis in the future of Registrable Securities in such amount and type as aforesaid (collectively, the "Shelf Registration"). The Shelf Registration shall be on an appropriate form and the Shelf Registration and any form of prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as the Investor may from time to time notify the Company, including the sale of some or all of the Registrable Securities in a public offering or, if requested by the Investor, subject to receipt by the Company of such information (including information relating to purchasers) as the Company reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which the Company undertakes to effect registration of such shares as soon as possible after the completion of such offering in order to permit such shares freely to be tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such placement to permit such shares freely to be tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such transaction to permit such shares freely to be tradeable by the purchasers thereof. The Company shall use its best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the first date that there are no Registrable Securities (provided that the Company may terminate the effectiveness of a Shelf Registration on the second anniversary of the date of effectiveness thereof plus a number of days equal to the number of days in all Registration Suspension Periods relating to such Shelf Registration). During the period during which the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by the Investor or an underwriter of Registrable Securities, including to reflect any specific plan or distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

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                  Once any registration statement filed pursuant to this Section
3 has been declared effective, any period during which the Company fails to keep such registration statement effective and usable for resale of Registrable Securities for the period required by Section 7(b) shall be referred to as a "Registration Suspension Period." A Registration Suspension Period shall commence on and include the date that the Company gives written notice to the Investor of its determination that such registration statement is no longer effective or usable for resale of Registrable Securities (the "Suspension Notice") to and including the date when the Company notifies the Investor that the use of the prospectus included in such registration statement may be resumed for the disposition of Registrable Securities.

                 3.2 Minimum. The Company shall not be required to comply with a request by the Investor pursuant to Section 3, except to the extent that the Registrable Securities to be included in any such registration statement aggregate at least $7,000,000 in expected offering price to the public as determined based on the highest closing price of the Common Stock on a public exchange within five business days of such written request, net of underwriters' discounts and commissions or are such lesser amount of Registrable Securities as shall constitute all of the Registrable Securities then outstanding. The obligations of the Company under this Section 3 shall terminate if the Investor and its assignees hereunder do not hold at least the lesser of (i) 200,000 shares of Preferred Stock (or such number of shares of Common Stock as shall have resulted from a conversion thereof)(subject to adjustment to give effect to stock splits, stock dividends and other similar transactions occurring after the date hereof) or (ii) 12.5% of the total amount of shares of Preferred Stock that the Investor purchases pursuant to the Stock Purchase Agreement.

                 3.3 Underwriting. Any and all underwriters or other agents involved in any sale of Registrable Securities pursuant to a registration statement contemplated by this Section 3 shall include such underwriter(s) or other agent(s) as selected by the Investor and approved of by the Company, which approval shall not be unreasonably withheld or delayed.

        4. Delay of Registration. If the Company shall furnish to the Investor a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for a registration statement required under Section 2 or 3 to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of 60 days, such right to delay a request to be exercised by the Company not more than once in any twelve-month period.

        5.       Company Registration.

                 5.1 Notice of Registration. The Investor will have no rights under this Section 5 until the first anniversary of the date of this Agreement. From time to time thereafter, if the Company shall register (or shall determine to issue under a shelf registration statement already on file) any of its Common Stock (or any other security junior to the Preferred Stock), either for its own account or the account of a security holder or holders (other than the Investor), other than a registration (i) relating to employee stock option or purchase plans, (ii) relating to a



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transaction pursuant to Rule 145 under the Securities Act, (iii) pursuant to a registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Common Stock or (iv) of primary shares of Common Stock by the Company on a form that does not permit both primary and secondary shares to be included in the same registration statement, the Company will:

                           (a) promptly give to the Investor written notice
thereof; and

                           (b) include in such registration and in any
underwriting involved therein, all shares of the Common Stock that are Registrable Securities under this Agreement specified in a written request, made within 20 days after receipt of such written notice from the Company, by the Investor.

                 5.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investor as a part of the written notice given pursuant to Section 5.1, the right of the Investor to registration pursuant to
Section 5 shall be conditioned upon such Investor's participation in such underwriting and the inclusion of such Investor's Registrable Securities in the underwriting to the extent provided herein. The Investor shall (together with the Company and other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of Registrable Securities of the Investor to be included in the registration and underwriting shall be reduced provided that the shares of other holders of securities of the Company included in the registration and underwriting shall be reduced prior to any reduction in the number of shares of Registrable Securities of the Investor that may be included in the registration and underwriting. The Registrable Securities so withdrawn shall also be withdrawn from registration.

        6. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incidental to or required by such registration, qualification or compliance and the reasonable fees and disbursements of one counsel for the Investor shall be borne by the Company. The Company shall not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to Registrable Securities.

        7. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement in which the Investor is participating, the Company will keep the Investor advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense (except as otherwise provided in Section 6 above), the Company will:

                           (a) prepare and file with the Commission the
requisite registration statement (including a prospectus therein) to effect such registration and use its best efforts to



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cause such registration statement to become effective, provided that before filing such registration statement or any amendments or supplements thereto, the Company will furnish to Investor and counsel selected by Investor copies of all documents required to be filed, which documents will be subject to review by such counsel before such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes to any information contained in such filing or in such documents relating to Investor;

                           (b) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until, in the case of Section 2, the earlier of such time as all of such securities have been disposed of and the date which is 180 days after the date of initial effectiveness of such registration statement, or in the case of
Section 3, the termination of the period during which the Shelf Registration is required to be kept effective;

                           (c) furnish to the Investor and to the underwriters
of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and other documents incident thereto as such underwriters and the investor from time to time may reasonably request;

                           (d) use its best efforts to register or qualify the
securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such the Investor may reasonably request, and keep such registration or qualification in effect for so long as such registration statement remains in effect;

                           (e) enter into a written underwriting agreement in
customary form and substance reasonably satisfactory to the Company, the Investor and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten, in whole or in part;

                           (f) notify the Investor, at any time when a
prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of Investor properly prepare and furnish to Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                           (g) furnish, at the request of the Investor, if the
Investor is requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration



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pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statements with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investor, reasonably satisfactory in form and substance to the Investor, and (ii) a letter dated such date, from the independent certified public accountants of the Company, who have certified the Company's financial statements included in such registration statement; covering substantially the same matters with respect to such registration statement (and the prospectus contained therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, all as are customarily covered as opinions of various counsel and in accountants' "comfort" letters delivered to underwriters in underwritten public securities offerings;

                           (h) list all Registrable Securities covered by such
registration statement on the NYSE or such other securities exchange as may be mutually agreed upon by the parties and such securities exchange;

                           (i) provide a transfer agent and registrar for all
Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                           (j) comply or continue to comply in all material
respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which the Investor shall have reasonably objected on the grounds that such amendment or supplement to such registration statement or prospectus to which the Investor shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at the earliest practicable date; and

                           (k) in connection with preparation and filing of a
registration statement under the Securities Act, furnish to the Investor, its underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein as filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of them access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Investor's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.




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                  The Company shall also have the obligations with regard to listing of Preferred Stock as specified in the Stock Purchase Agreement.

                  The parties anticipate that any registration pursuant to this Agreement shall be a registration on Form S-3 (or a substantially equivalent registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation by reference to other documents filed by the Company with the Commission), but agree that should Form S-3 not be available to the Company such unavailability does not alter the rights of the Investor or the obligations of the Company hereunder.

         8.       Indemnification.

                  8.1 Indemnification by the Company. In the event of any registration of any Registrable Securities pursuant to this Agreement under the Securities Act, the Company will, and hereby does, indemnify and hold harmless Investor, each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Investor or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse Investor and each such underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Investor or any other person who participates as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof, and provided, further, that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf




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of Investor or any such underwriter or controlling person and shall survive the transfer of such securities by Investor.

                  8.2 Indemnification by Investor. The Company may require, as a condition to including any Registrable Securities in any registration statement, that the Company shall have received an undertaking satisfactory to it from Investor to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 8) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, and each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Investor specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling person and shall survive the transfer of such securities by Investor.

                  8.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the proceeding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligation under the preceding paragraphs of this Section 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

                  8.4 Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 8 (with appropriate modifications) shall be given by the Company and Investor with respect to any required registration or other qualification or securities under any federal or state law or regulation of any governmental authority other than under the Securities Act.




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                  8.5 Indemnification Payments. The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  8.6 Contribution. If, for any reason, for the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged statement of a material fact or omission relates to information supplied by the indemnifying party on the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         9. Information by Investor. If the Investor's Registrable Securities are included in any registration, the Investor shall furnish to the Company such information regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         10. Reporting. With a view to making available to the Investor the benefits of certain rules and regulations of the Commission which may permit the sale of Registrable Securities to the public without registration or through short form registration forms the Company agrees to:

                           (a) use its best efforts to make and keep public
information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                           (b) use its best efforts to file with the Commission
in a timely manner all reports and other documents required to the Company under the Securities Act and the Securities Exchange Act; and

                           (c) furnish to the Investor, so long as the Investor
owns any Registrable Securities, forthwith upon written request a written statement by the Company that it has complied with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Investor may reasonably request in availing itself of any rule or regulation of the Commission permitting the Investor to sell any such securities without registration.

         11. Transfer of Registration Rights. The rights to cause the Company to register securities granted by the Company hereunder may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities; provided that (i) only the Investor may request, on behalf of itself and other holders of Registrable Securities, registration pursuant to this Agreement, (ii) such transfer is effected in accordance with applicable federal and state securities laws, (iii) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if it were the Investor hereunder, and (iv) the Company is given written notice by the Investor of said transfer, stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being assigned.

         12. Delivery of Shares. The Company agrees that any time after the Company delivers to the Investor an opinion of counsel to the Company (reasonably satisfactory to Investor) or Investor arranges for the delivery to the Company of an opinion of counsel (reasonably satisfactory to the Company), to the effect that the Registrable Securities may be sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and legends with respect thereto (other than those required by the Charter of the Company in effect on the date hereof) are removed upon the consummation of such sale, the Investor may request that its certificates evidencing such Registrable Securities be exchanged by the Company for certificates free and clear of all transfer restrictions and legends (other than those required by the charter of the Company in effect on the date hereof, unless deleted from the Charter after the date hereof and before any such delivery). The Company agrees to deliver such legend free shares to the Investor within three days of the Investor's request therefor. Should the Company fail to deliver such certificates within such three day period, the Company agrees to indemnify the Investor for all losses sustained by the Investor as a result of any decrease in value of such Registrable Securities from such date beginning on the third day following the Investor's request for exchange and continuing until such date as new certificates, free and clear of all legends, has been delivered to the Investor.

         13.      Miscellaneous.

                  13.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  13.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

                  13.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed or original, but all of which together shall constitute one and the same instrument.

                  13.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing and interpreting this Agreement.

                  13.5 Notices. Except as otherwise provided, all notices and other communications required as permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Postal Service, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate for ten (10) days' advance written notice to the other parties.

                  13.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

                  13.7 Entire Agreement. This Agreement and the other documents and agreements referred to therein constitute the entire understanding and agreement among the parties with regard to the subject matter hereof and thereof.

                  13.8 Severability. If one or more provisions of this Agreement are determined to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  13.9 Attorneys' Fees. If any action of law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ESSEX PROPERTY TRUST, INC.         TIGER/WESTBROOK REAL ESTATE FUND,
                                   L.P., a Delaware limited partnership

                                   By: Tiger/Westbrook Real Estate Partners
By: /s/  Keith Guericke                Management, L.L.C., a Delaware limited
   ------------------------            liability company, General Partner


Address:                               By: Westbrook Real Estate Fund I, L.L.C.,
777 California Avenue                      a Delaware limited liability company,
Palo Alto, CA  94340                       Managing Member
Tel:_______________________
Fax:_______________________                By: /s/  William H. Walton III
                                               ---------------------------------
                                                    William H. Walton III,
                                                    Managing Member

                                           By: /s/  Paul D. Kazilionis
                                               --------------------------------
                                                    Paul D. Kazilion
                                                    Managing Member


                                   TIGER/WESTBROOK REAL ESTATE CO-
                                   INVESTMENT PARTNERSHIP, L.P., a
                                   Delaware limited partnership

                                   By: Tiger/Westbrook Real Estate Partners
                                       Management, L.L.C., a Delaware limited
                                       liability company, General Partner

                                       By: Westbrook Real Estate Fund I, L.L.C.,
                                           a Delaware limited liability company,
                                           Managing Member


                                           By: /s/  William H. Walton III
                                               ---------------------------------
                                                    William H. Walton III,
                                                    Managing Member

                                           By: /s/  Paul D. Kazilionis
                                               --------------------------------
                                                    Paul D. Kazilionis
                                                    Managing Member